Exhibit 20



                               VOTING AGREEMENT

         THIS VOTING AGREEMENT (this "Agreement"), dated as of August 16, 2003, is made by and between the undersigned, a shareholder (the "Shareholder") of SPS Technologies, Inc., a Pennsylvania corporation (the "Company"), and Precision Castparts Corp., an Oregon corporation ("Parent"). Capitalized terms used in this Agreement but not otherwise defined have the same meanings ascribed to such terms in the Merger Agreement (as defined below).

                                   RECITALS

         WHEREAS, contemporaneously with the execution and delivery of this Agreement, Star Acquisition, LLC, a wholly owned Pennsylvania subsidiary of Parent ("Acquisition Sub"), and the Company are entering into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), pursuant to which the Company will merge with and into Acquisition Sub (the "Merger"), upon the terms and conditions set forth therein; and

         WHEREAS the Shareholder desires that the Merger occur and that the Shareholder receive, at the Shareholder's election in accordance with the Merger Agreement, the Shareholder's portion of the Merger Consideration;

         NOW, THEREFORE, for good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

         1. Representations of Shareholder.

              1.1 The Shareholder represents and warrants that, as of the date of this Agreement, the Shareholder is the beneficial holder of the number of shares of the capital stock of the Company set forth on the signature page to this Agreement ("Shares") free and clear of all Liens (other than Liens under applicable Law) which would adversely affect the ability of the Shareholder to comply with the terms of this Agreement.

              1.2 The Shareholder represents and warrants that the Shareholder does not own beneficially (as such term is defined in the Exchange Act) or of record (a) any shares of the capital stock of the Company, other than the Shares or (b) any rights to acquire any shares of the capital stock of the Company, other than options held by the Shareholder or its affiliates and the Shares issuable on exercise of such outstanding options.

              1.3 The Shareholder represents and warrants that the Shareholder has full power and authority to make, enter into and carry out the terms of this Agreement. This Agreement has been duly executed and delivered by the Shareholder and assuming the due authorization, execution and delivery by Parent, constitutes a legal, valid and binding obligation of the Shareholder, enforceable against the Shareholder in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief and other equitable remedies.

              1.4 The Shareholder represents and warrants that the execution and delivery of this Agreement by the Shareholder do not, and the performance of this Agreement by the Shareholder will not: (a) conflict with or violate any order applicable to the Shareholder or by which the Shareholder or any of the Shareholder's properties or Shares is bound or affected; (b) result in any material breach of or constitute a default (with notice or lapse of time, or both) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any Lien applicable to any of the Shares pursuant to any written, oral or other agreement, contract or legally binding commitment to which the Shareholder is a party or by which the Shareholder or any of the Shareholder's properties (including but not limited to the Shares) is bound or affected; or (c) require any written, oral or other agreement, contract or legally binding commitment of any third party except, in each case, a violation, conflict, breach, default or commitment which would not be reasonably likely to have a material adverse effect on such Shareholder's ability to consummate the transactions contemplated by this Agreement.

              1.5 The Shareholder represents and warrants that the representations and warranties contained in this Agreement are accurate in all respects as of the date of this Agreement, will be accurate in all respects at all times through Termination Time (as defined in Section 11.4 hereof) and will be accurate in all respects as of the date of the consummation of the Merger as if made on that date.

         2. Agreement to Vote Shares; Proxy; Waiver.

              2.1 Voting. The Shareholder agrees that, prior to the Termination Time, at any meeting of the shareholders of the Company, however called, and in any action taken by written consent of shareholders of the Company without a meeting, the Shareholder shall vote the Shareholder's Shares and any shares of the capital stock of the Company acquired after the date of this Agreement and prior to the applicable record date ("New Shares"), and shall cause any holder of record of the Shareholder's Shares or New Shares to vote (a) to approve the Merger and to approve and adopt the Merger Agreement,
(b) to approve any action required in furtherance of the Merger, and (c) against any action or agreement that would result in a breach of any representation, warranty, covenant or obligation of the Company in the Merger Agreement or that would preclude fulfillment of a condition under the Merger Agreement to the Company's, Parent's or Acquisition Sub's respective obligations to consummate the Merger.

              2.2 Proxy. [Intentionally deleted]


              2.3 Waiver.

                   (a) The Shareholder hereby agrees not to exercise any rights of appraisal and any dissenters' rights that the Shareholder may have (whether under applicable law or otherwise) with respect to the Shares and any shares of Parent Common Stock receivable upon conversion of any Shares in connection with the Merger.

                   (b) The Shareholder hereby waives any rights of first refusal, preemptive rights, rights of redemption or repurchase, rights to notice and similar rights of the Shareholder under any agreement, arrangement or understanding applicable to the Shares or New Shares (other than any Shareholder rights plan or other rights offered pro rata to all Shareholders of the Company), in each case as the same may apply to the execution and delivery of the Merger Agreement and the consummation of the Merger and the other transactions and acts contemplated by the Merger Agreement. Effective immediately prior to the Effective Time, the Shareholder hereby agrees and consents to the termination of any such rights and agreements. The Shareholder agrees to take such actions, and execute and deliver such agreements and documents, as may reasonably be requested by Parent in order to effect, confirm or evidence the foregoing waivers and termination.

         3. No Voting Trusts. The Shareholder agrees that, prior to the Termination Time, it will not, and it will use reasonable best efforts to not permit any Person under the Shareholder's control to, deposit any of the Shareholder's Shares in a voting trust or subject any of the Shareholder's Shares to any arrangement with respect to the voting of such Shares other than agreements entered into with Parent.

         4. No Proxy Solicitations. The Shareholder agrees that the Shareholder will not, nor will the Shareholder permit any Person under the Shareholder's control to, (a) solicit proxies or become a "participant" in a "solicitation" (as such terms are defined in Regulation 14A under the Exchange
Act) in opposition to or competition with the consummation of the Merger, (b) subject to Section 9 hereof, directly or indirectly solicit, encourage, initiate or otherwise facilitate any inquiries or the making of any proposal or offer with respect to an Acquisition Proposal or engage in any negotiation concerning, or provide any confidential information or data to, or have any discussions with any Person relating to, an Acquisition Proposal, or (c) become a member of a "group" (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of the Company for the purpose of opposing or competing with the consummation of the Merger.

         5. Transfer and Encumbrance. Except for gifts given without consideration where the recipient executes a voting agreement in form and substance similar to this Agreement, the Shareholder agrees that, prior to the Termination Time, the Shareholder will not, directly or indirectly (a) transfer, sell, offer, contract or agree to sell, pledge or otherwise dispose of or encumber any of the Shares or any New Shares or (b) announce any transfer, sale, offer, contract of sale or other disposition of, any of the Shares or any New Shares, to any Person other than (A) pursuant to the Merger, or (B) with prior written consent, which consent will not unreasonably withheld (provided that the exercise of Company options shall not be subject to the terms of this Section 4), unless the person or entity to whom Shares or New Shares have been sold, transferred or disposed agrees to be bound by this Agreement as if a party hereto.

         6. Specific Performance. Each party hereto severally acknowledges that it will be impossible to measure in money the damage to the other party if a party hereto fails to comply with any of the obligations imposed by this Agreement and that, in the event of any such failure, the other party will not have an adequate remedy at law or damages. Accordingly, each party hereto severally agrees that injunctive relief or other equitable remedy, in addition to remedies at law or damages, is the appropriate remedy for any such failure and will not oppose the granting of such relief on the basis that the other party has an adequate remedy at law. Each party hereto severally agrees that it will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with any other party's seeking or obtaining such equitable relief.

         7. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall not be assignable without the written consent of all other parties hereto.

         8. Entire Agreement. This Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof, and this Agreement supersedes all prior agreements, written or oral, between the parties hereto with respect to the subject matter hereof. This Agreement may not be amended, supplemented or modified, and no provisions hereof may be modified or waived, except by an instrument in writing signed by all the parties hereto. No waiver of any provisions hereof by any party shall be deemed a waiver of any other provisions hereof by any such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

         9. Shareholder Capacity. The execution of this Agreement by Shareholder shall be solely in the Shareholder's capacity as the beneficial owner of the Shares held by Shareholder, and Shareholder makes no agreement or understanding herein in the Shareholder's capacity, if any, as a director, officer or employee of the Company or any of its subsidiaries.

         10. Preparation of S-4 and Proxy Statement/Prospectus. Following the consummation of the Merger, Parent, with the assistance of the Company shall, as soon as practicable, prepare and Parent shall file with the SEC a post-effective amendment to the Form S-4 (the "Post-Effective Amendment") for the offer and sale of the Parent Common Stock received by Shareholder in the Merger pursuant to the Merger in order to permit Shareholder to freely sell such shares of Parent Common Stock for at least a one-year period following the Merger. Parent shall use commercially reasonable efforts to have the Post-Effective Amendment declared effective under the Securities Act of 1933 (the "Securities Act") as promptly as practicable after such filing. Parent shall also take any action required to be taken under any applicable state securities laws in connection with the issuance of Parent Common Stock in the Merger. Parent will advise Shareholder and the Company, promptly after it receives notice thereof, of the time when the Post-Effective Amendment has become effective or any supplement or amendment has been filed, the issuance of any stop order, the suspension of the qualification of the Parent Common Stock issuable in connection with the Merger for offering or sale in any jurisdiction, or any request by the SEC for amendment of the Post-Effective Amendment or comments thereon and responses thereto or requests by the SEC for additional information. In the event that such Post-Effective Amendment may not be used for the foregoing purposes, Parent shall promptly following the Merger prepare, file and use commercially reasonable efforts to cause to be declared effective by the SEC a registration statement on Form S-3 (the "Form S-3") to permit Shareholder, for a one-year period following the Merger to offer and sell shares of Parent Common Stock received in the Merger. Subject to Section 11.8, all costs, expenses, filing fees associated with the preparation, filing and maintaining of the Post-Effective Amendment or the Form S-3 shall be borne by Parent, including the costs and expenses (including reasonable counsel fees) incurred by Shareholder in connection with its review of and participation in connection with the Post-Effective Amendment or the Form S-3.

         11. Miscellaneous.

              11.1 This Agreement shall be deemed a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of Delaware without regard to its conflicts of law provisions.

              11.2 If any provision of this Agreement or the application of such provision to any Person or circumstances shall be held invalid by a court of competent jurisdiction, the remainder of the provision held invalid and the application of such provision to Persons or circumstances, other than the party as to which it is held invalid, shall not be affected.

              11.3 This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument. Facsimile signatures shall be valid and binding as original manual signatures.

              11.4 This Agreement shall terminate upon the earliest to occur of (i) the consummation of the Merger or (ii) termination of the Merger Agreement (the "Termination Time"); provided, however, that Section 10 shall survive the consummation of the Merger. Upon such termination, no party shall have any further obligations or liabilities hereunder.

              11.5 All Section headings herein are for convenience of reference only and are not part of this Agreement, and no construction or reference shall be derived therefrom.

              11.6 From time to time and without additional consideration, the Shareholder will execute and deliver, or cause to be executed and delivered, such additional or further transfers, assignments, endorsements, proxies, consents and other instruments, and perform such further acts, as Parent may reasonably request for the purpose of effectively carrying out and furthering the intent of this Agreement.

              11.7 No waiver by any party hereto of any condition or of any breach of any provision of this Agreement will be effective unless such waiver is set forth in a writing signed by such party, which writing must refer hereto. No waiver by any party of such condition or breach, in any one instance, will be deemed to be a further or continuing waiver of any such condition or breach or a waiver of any other condition or breach of any other provision contained herein.

              11.8 Parent agrees that if the Merger is consummated, it shall pay all fees, costs and expenses (including reasonable attorney fees) up to an aggregate of $25,000 that are incurred by Shareholder and the other shareholders of the Company that are entering into similar voting agreements with Parent in connection with the preparation of this Agreement and the transactions contemplated hereby (including pursuant to Section 10).

              11.9 The obligations of the Shareholder set forth in this Agreement shall not be effective or binding upon the Shareholder until after such time as the Merger Agreement is executed and delivered by Parent, Acquisition Sub and the Company. The parties agree that there is not and has not been any other agreement, arrangement or understanding between the parties hereto with respect to the matters set forth herein.


                 [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

                                            Precision Castparts Corp.


                                               /s/ William D. Larsson
                                            By:_________________________________
                                               Name:  William D. Larsson
                                               Title: Senior President and Chief
                                                      Financial Officer

                                            Tinicum Investors


                                               /s/ Eric M. Ruttenberg
                                            By:_________________________________
                                               Name:  Eric M. Ruttenberg
                                               Title: Managing Partner


                                            Address:  800 Third Avenue
                                                      New York, NY 10022
                                            Telecopy: (212) 750-9358


                                            Number of Shares of Common Stock
                                            owned by the Shareholder as of the
                                            date of this Agreement: 1,528,138


                                        By: /s/ Eric M. Ruttenberg
                                            __________________________________
                                            Name:  Eric M. Ruttenberg
                                            Title: Managing Partner

                                                                Exhibit 21


                               VOTING AGREEMENT

         THIS VOTING AGREEMENT (this "Agreement"), dated as of August 16, 2003, is made by and between the undersigned, a shareholder (the "Shareholder") of SPS Technologies, Inc., a Pennsylvania corporation (the "Company"), and Precision Castparts Corp., an Oregon corporation ("Parent"). Capitalized terms used in this Agreement but not otherwise defined have the same meanings ascribed to such terms in the Merger Agreement (as defined below).

                                   RECITALS

         WHEREAS, contemporaneously with the execution and delivery of this Agreement, Star Acquisition, LLC, a wholly owned Pennsylvania subsidiary of Parent ("Acquisition Sub"), and the Company are entering into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), pursuant to which the Company will merge with and into Acquisition Sub (the "Merger"), upon the terms and conditions set forth therein; and

         WHEREAS the Shareholder desires that the Merger occur and that the Shareholder receive, at the Shareholder's election in accordance with the Merger Agreement, the Shareholder's portion of the Merger Consideration;

         NOW, THEREFORE, for good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

         1. Representations of Shareholder.

              1.1 The Shareholder represents and warrants that, as of the date of this Agreement, the Shareholder is the beneficial holder of the number of shares of the capital stock of the Company set forth on the signature page to this Agreement ("Shares") free and clear of all Liens (other than Liens under applicable Law) which would adversely affect the ability of the Shareholder to comply with the terms of this Agreement.

              1.2 The Shareholder represents and warrants that the Shareholder does not own beneficially (as such term is defined in the Exchange Act) or of record (a) any shares of the capital stock of the Company, other than the Shares or (b) any rights to acquire any shares of the capital stock of the Company, other than options held by the Shareholder or its affiliates and the Shares issuable on exercise of such outstanding options.

              1.3 The Shareholder represents and warrants that the Shareholder has full power and authority to make, enter into and carry out the terms of this Agreement. This Agreement has been duly executed and delivered by the Shareholder and assuming the due authorization, execution and delivery by Parent, constitutes a legal, valid and binding obligation of the Shareholder, enforceable against the Shareholder in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief and other equitable remedies.

              1.4 The Shareholder represents and warrants that the execution and delivery of this Agreement by the Shareholder do not, and the performance of this Agreement by the Shareholder will not: (a) conflict with or violate any order applicable to the Shareholder or by which the Shareholder or any of the Shareholder's properties or Shares is bound or affected; (b) result in any material breach of or constitute a default (with notice or lapse of time, or both) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any Lien applicable to any of the Shares pursuant to any written, oral or other agreement, contract or legally binding commitment to which the Shareholder is a party or by which the Shareholder or any of the Shareholder's properties (including but not limited to the Shares) is bound or affected; or (c) require any written, oral or other agreement, contract or legally binding commitment of any third party except, in each case, a violation, conflict, breach, default or commitment which would not be reasonably likely to have a material adverse effect on such Shareholder's ability to consummate the transactions contemplated by this Agreement.

              1.5 The Shareholder represents and warrants that the representations and warranties contained in this Agreement are accurate in all respects as of the date of this Agreement, will be accurate in all respects at all times through Termination Time (as defined in Section 11.4 hereof) and will be accurate in all respects as of the date of the consummation of the Merger as if made on that date.

         2. Agreement to Vote Shares; Proxy; Waiver.

              2.1 Voting. The Shareholder agrees that, prior to the Termination Time, at any meeting of the shareholders of the Company, however called, and in any action taken by written consent of shareholders of the Company without a meeting, the Shareholder shall vote the Shareholder's Shares and any shares of the capital stock of the Company acquired after the date of this Agreement and prior to the applicable record date ("New Shares"), and shall cause any holder of record of the Shareholder's Shares or New Shares to vote (a) to approve the Merger and to approve and adopt the Merger Agreement,
(b) to approve any action required in furtherance of the Merger, and (c) against any action or agreement that would result in a breach of any representation, warranty, covenant or obligation of the Company in the Merger Agreement or that would preclude fulfillment of a condition under the Merger Agreement to the Company's, Parent's or Acquisition Sub's respective obligations to consummate the Merger.

              2.2 Proxy. [Intentionally deleted]


              2.3 Waiver.

                   (a) The Shareholder hereby agrees not to exercise any rights of appraisal and any dissenters' rights that the Shareholder may have (whether under applicable law or otherwise) with respect to the Shares and any shares of Parent Common Stock receivable upon conversion of any Shares in connection with the Merger.

                   (b) The Shareholder hereby waives any rights of first refusal, preemptive rights, rights of redemption or repurchase, rights to notice and similar rights of the Shareholder under any agreement, arrangement or understanding applicable to the Shares or New Shares (other than any Shareholder rights plan or other rights offered pro rata to all Shareholders of the Company), in each case as the same may apply to the execution and delivery of the Merger Agreement and the consummation of the Merger and the other transactions and acts contemplated by the Merger Agreement. Effective immediately prior to the Effective Time, the Shareholder hereby agrees and consents to the termination of any such rights and agreements. The Shareholder agrees to take such actions, and execute and deliver such agreements and documents, as may reasonably be requested by Parent in order to effect, confirm or evidence the foregoing waivers and termination.

         3. No Voting Trusts. The Shareholder agrees that, prior to the Termination Time, it will not, and it will use reasonable best efforts to not permit any Person under the Shareholder's control to, deposit any of the Shareholder's Shares in a voting trust or subject any of the Shareholder's Shares to any arrangement with respect to the voting of such Shares other than agreements entered into with Parent.

         4. No Proxy Solicitations. The Shareholder agrees that the Shareholder will not, nor will the Shareholder permit any Person under the Shareholder's control to, (a) solicit proxies or become a "participant" in a "solicitation" (as such terms are defined in Regulation 14A under the Exchange
Act) in opposition to or competition with the consummation of the Merger, (b) subject to Section 9 hereof, directly or indirectly solicit, encourage, initiate or otherwise facilitate any inquiries or the making of any proposal or offer with respect to an Acquisition Proposal or engage in any negotiation concerning, or provide any confidential information or data to, or have any discussions with any Person relating to, an Acquisition Proposal, or (c) become a member of a "group" (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of the Company for the purpose of opposing or competing with the consummation of the Merger.

         5. Transfer and Encumbrance. Except for gifts given without consideration where the recipient executes a voting agreement in form and substance similar to this Agreement, the Shareholder agrees that, prior to the Termination Time, the Shareholder will not, directly or indirectly (a) transfer, sell, offer, contract or agree to sell, pledge or otherwise dispose of or encumber any of the Shares or any New Shares or (b) announce any transfer, sale, offer, contract of sale or other disposition of, any of the Shares or any New Shares, to any Person other than (A) pursuant to the Merger, or (B) with prior written consent, which consent will not unreasonably withheld (provided that the exercise of Company options shall not be subject to the terms of this Section 4), unless the person or entity to whom Shares or New Shares have been sold, transferred or disposed agrees to be bound by this Agreement as if a party hereto.

         6. Specific Performance. Each party hereto severally acknowledges that it will be impossible to measure in money the damage to the other party if a party hereto fails to comply with any of the obligations imposed by this Agreement and that, in the event of any such failure, the other party will not have an adequate remedy at law or damages. Accordingly, each party hereto severally agrees that injunctive relief or other equitable remedy, in addition to remedies at law or damages, is the appropriate remedy for any such failure and will not oppose the granting of such relief on the basis that the other party has an adequate remedy at law. Each party hereto severally agrees that it will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with any other party's seeking or obtaining such equitable relief.

         7. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall not be assignable without the written consent of all other parties hereto.

         8. Entire Agreement. This Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof, and this Agreement supersedes all prior agreements, written or oral, between the parties hereto with respect to the subject matter hereof. This Agreement may not be amended, supplemented or modified, and no provisions hereof may be modified or waived, except by an instrument in writing signed by all the parties hereto. No waiver of any provisions hereof by any party shall be deemed a waiver of any other provisions hereof by any such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

         9. Shareholder Capacity. The execution of this Agreement by Shareholder shall be solely in the Shareholder's capacity as the beneficial owner of the Shares held by Shareholder, and Shareholder makes no agreement or understanding herein in the Shareholder's capacity, if any, as a director, officer or employee of the Company or any of its subsidiaries.

         10. Preparation of S-4 and Proxy Statement/Prospectus. Following the consummation of the Merger, Parent, with the assistance of the Company shall, as soon as practicable, prepare and Parent shall file with the SEC a post-effective amendment to the Form S-4 (the "Post-Effective Amendment") for the offer and sale of the Parent Common Stock received by Shareholder in the Merger pursuant to the Merger in order to permit Shareholder to freely sell such shares of Parent Common Stock for at least a one-year period following the Merger. Parent shall use commercially reasonable efforts to have the Post-Effective Amendment declared effective under the Securities Act of 1933 (the "Securities Act") as promptly as practicable after such filing. Parent shall also take any action required to be taken under any applicable state securities laws in connection with the issuance of Parent Common Stock in the Merger. Parent will advise Shareholder and the Company, promptly after it receives notice thereof, of the time when the Post-Effective Amendment has become effective or any supplement or amendment has been filed, the issuance of any stop order, the suspension of the qualification of the Parent Common Stock issuable in connection with the Merger for offering or sale in any jurisdiction, or any request by the SEC for amendment of the Post-Effective Amendment or comments thereon and responses thereto or requests by the SEC for additional information. In the event that such Post-Effective Amendment may not be used for the foregoing purposes, Parent shall promptly following the Merger prepare, file and use commercially reasonable efforts to cause to be declared effective by the SEC a registration statement on Form S-3 (the "Form S-3") to permit Shareholder, for a one-year period following the Merger to offer and sell shares of Parent Common Stock received in the Merger. Subject to Section 11.8, all costs, expenses, filing fees associated with the preparation, filing and maintaining of the Post-Effective Amendment or the Form S-3 shall be borne by Parent, including the costs and expenses (including reasonable counsel fees) incurred by Shareholder in connection with its review of and participation in connection with the Post-Effective Amendment or the Form S-3.

         11. Miscellaneous.

              11.1 This Agreement shall be deemed a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of Delaware without regard to its conflicts of law provisions.

              11.2 If any provision of this Agreement or the application of such provision to any Person or circumstances shall be held invalid by a court of competent jurisdiction, the remainder of the provision held invalid and the application of such provision to Persons or circumstances, other than the party as to which it is held invalid, shall not be affected.

              11.3 This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument. Facsimile signatures shall be valid and binding as original manual signatures.

              11.4 This Agreement shall terminate upon the earliest to occur of (i) the consummation of the Merger or (ii) termination of the Merger Agreement (the "Termination Time"); provided, however, that Section 10 shall survive the consummation of the Merger. Upon such termination, no party shall have any further obligations or liabilities hereunder.

              11.5 All Section headings herein are for convenience of reference only and are not part of this Agreement, and no construction or reference shall be derived therefrom.

              11.6 From time to time and without additional consideration, the Shareholder will execute and deliver, or cause to be executed and delivered, such additional or further transfers, assignments, endorsements, proxies, consents and other instruments, and perform such further acts, as Parent may reasonably request for the purpose of effectively carrying out and furthering the intent of this Agreement.

              11.7 No waiver by any party hereto of any condition or of any breach of any provision of this Agreement will be effective unless such waiver is set forth in a writing signed by such party, which writing must refer hereto. No waiver by any party of such condition or breach, in any one instance, will be deemed to be a further or continuing waiver of any such condition or breach or a waiver of any other condition or breach of any other provision contained herein.

              11.8 Parent agrees that if the Merger is consummated, it shall pay all fees, costs and expenses (including reasonable attorney fees) up to an aggregate of $25,000 that are incurred by Shareholder and the other shareholders of the Company that are entering into similar voting agreements with Parent in connection with the preparation of this Agreement and the transactions contemplated hereby (including pursuant to Section 10).

              11.9 The obligations of the Shareholder set forth in this Agreement shall not be effective or binding upon the Shareholder until after such time as the Merger Agreement is executed and delivered by Parent, Acquisition Sub and the Company. The parties agree that there is not and has not been any other agreement, arrangement or understanding between the parties hereto with respect to the matters set forth herein.


                 [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

                                           Precision Castparts Corp.


                                           By: /s/ William D. Larsson
                                              --------------------------------
                                              Name:  William D. Larsson
                                              Title: Senior President and Chief
                                                     Financial Officer

                                           Eric M. Ruttenberg


                                           By: /s/ Eric M. Ruttenberg
                                               -------------------------------
                                           Address:  800 Third Avenue
                                                     New York, NY 10022
                                           Telecopy: (212) 750-9358

                                           Number of Shares of Common Stock
                                           owned by the Shareholder as of the
                                           date of this Agreement: 14,138

                                           Number of options held by the
                                           Shareholder as of the
                                           date of this Agreement:  6,426

                                           By: /s/ Eric M. Ruttenberg
                                               -------------------------------

                                                                   Exhibit 22



                               VOTING AGREEMENT

         THIS VOTING AGREEMENT (this "Agreement"), dated as of August 16, 2003, is made by and between the undersigned, a shareholder (the "Shareholder") of SPS Technologies, Inc., a Pennsylvania corporation (the "Company"), and Precision Castparts Corp., an Oregon corporation ("Parent"). Capitalized terms used in this Agreement but not otherwise defined have the same meanings ascribed to such terms in the Merger Agreement (as defined below).

                                   RECITALS

         WHEREAS, contemporaneously with the execution and delivery of this Agreement, Star Acquisition, LLC, a wholly owned Pennsylvania subsidiary of Parent ("Acquisition Sub"), and the Company are entering into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), pursuant to which the Company will merge with and into Acquisition Sub (the "Merger"), upon the terms and conditions set forth therein; and

         WHEREAS the Shareholder desires that the Merger occur and that the Shareholder receive, at the Shareholder's election in accordance with the Merger Agreement, the Shareholder's portion of the Merger Consideration;

         NOW, THEREFORE, for good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

         1. Representations of Shareholder.

              1.1 The Shareholder represents and warrants that, as of the date of this Agreement, the Shareholder is the beneficial holder of the number of shares of the capital stock of the Company set forth on the signature page to this Agreement ("Shares") free and clear of all Liens (other than Liens under applicable Law) which would adversely affect the ability of the Shareholder to comply with the terms of this Agreement.

              1.2 The Shareholder represents and warrants that the Shareholder does not own beneficially (as such term is defined in the Exchange Act) or of record (a) any shares of the capital stock of the Company, other than the Shares or (b) any rights to acquire any shares of the capital stock of the Company, other than options held by the Shareholder or its affiliates and the Shares issuable on exercise of such outstanding options.

              1.3 The Shareholder represents and warrants that the Shareholder has full power and authority to make, enter into and carry out the terms of this Agreement. This Agreement has been duly executed and delivered by the Shareholder and assuming the due authorization, execution and delivery by Parent, constitutes a legal, valid and binding obligation of the Shareholder, enforceable against the Shareholder in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief and other equitable remedies.

              1.4 The Shareholder represents and warrants that the execution and delivery of this Agreement by the Shareholder do not, and the performance of this Agreement by the Shareholder will not: (a) conflict with or violate any order applicable to the Shareholder or by which the Shareholder or any of the Shareholder's properties or Shares is bound or affected; (b) result in any material breach of or constitute a default (with notice or lapse of time, or both) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any Lien applicable to any of the Shares pursuant to any written, oral or other agreement, contract or legally binding commitment to which the Shareholder is a party or by which the Shareholder or any of the Shareholder's properties (including but not limited to the Shares) is bound or affected; or (c) require any written, oral or other agreement, contract or legally binding commitment of any third party except, in each case, a violation, conflict, breach, default or commitment which would not be reasonably likely to have a material adverse effect on such Shareholder's ability to consummate the transactions contemplated by this Agreement.

              1.5 The Shareholder represents and warrants that the representations and warranties contained in this Agreement are accurate in all respects as of the date of this Agreement, will be accurate in all respects at all times through Termination Time (as defined in Section 11.4 hereof) and will be accurate in all respects as of the date of the consummation of the Merger as if made on that date.

         2. Agreement to Vote Shares; Proxy; Waiver.

              2.1 Voting. The Shareholder agrees that, prior to the Termination Time, at any meeting of the shareholders of the Company, however called, and in any action taken by written consent of shareholders of the Company without a meeting, the Shareholder shall vote the Shareholder's Shares and any shares of the capital stock of the Company acquired after the date of this Agreement and prior to the applicable record date ("New Shares"), and shall cause any holder of record of the Shareholder's Shares or New Shares to vote (a) to approve the Merger and to approve and adopt the Merger Agreement,
(b) to approve any action required in furtherance of the Merger, and (c) against any action or agreement that would result in a breach of any representation, warranty, covenant or obligation of the Company in the Merger Agreement or that would preclude fulfillment of a condition under the Merger Agreement to the Company's, Parent's or Acquisition Sub's respective obligations to consummate the Merger.

              2.2 Proxy. [Intentionally deleted]


              2.3 Waiver.

                   (a) The Shareholder hereby agrees not to exercise any rights of appraisal and any dissenters' rights that the Shareholder may have (whether under applicable law or otherwise) with respect to the Shares and any shares of Parent Common Stock receivable upon conversion of any Shares in connection with the Merger.

                   (b) The Shareholder hereby waives any rights of first refusal, preemptive rights, rights of redemption or repurchase, rights to notice and similar rights of the Shareholder under any agreement, arrangement or understanding applicable to the Shares or New Shares (other than any Shareholder rights plan or other rights offered pro rata to all Shareholders of the Company), in each case as the same may apply to the execution and delivery of the Merger Agreement and the consummation of the Merger and the other transactions and acts contemplated by the Merger Agreement. Effective immediately prior to the Effective Time, the Shareholder hereby agrees and consents to the termination of any such rights and agreements. The Shareholder agrees to take such actions, and execute and deliver such agreements and documents, as may reasonably be requested by Parent in order to effect, confirm or evidence the foregoing waivers and termination.

         3. No Voting Trusts. The Shareholder agrees that, prior to the Termination Time, it will not, and it will use reasonable best efforts to not permit any Person under the Shareholder's control to, deposit any of the Shareholder's Shares in a voting trust or subject any of the Shareholder's Shares to any arrangement with respect to the voting of such Shares other than agreements entered into with Parent.

         4. No Proxy Solicitations. The Shareholder agrees that the Shareholder will not, nor will the Shareholder permit any Person under the Shareholder's control to, (a) solicit proxies or become a "participant" in a "solicitation" (as such terms are defined in Regulation 14A under the Exchange
Act) in opposition to or competition with the consummation of the Merger, (b) subject to Section 9 hereof, directly or indirectly solicit, encourage, initiate or otherwise facilitate any inquiries or the making of any proposal or offer with respect to an Acquisition Proposal or engage in any negotiation concerning, or provide any confidential information or data to, or have any discussions with any Person relating to, an Acquisition Proposal, or (c) become a member of a "group" (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of the Company for the purpose of opposing or competing with the consummation of the Merger.

         5. Transfer and Encumbrance. Except for gifts given without consideration where the recipient executes a voting agreement in form and substance similar to this Agreement, the Shareholder agrees that, prior to the Termination Time, the Shareholder will not, directly or indirectly (a) transfer, sell, offer, contract or agree to sell, pledge or otherwise dispose of or encumber any of the Shares or any New Shares or (b) announce any transfer, sale, offer, contract of sale or other disposition of, any of the Shares or any New Shares, to any Person other than (A) pursuant to the Merger, or (B) with prior written consent, which consent will not unreasonably withheld (provided that the exercise of Company options shall not be subject to the terms of this Section 4), unless the person or entity to whom Shares or New Shares have been sold, transferred or disposed agrees to be bound by this Agreement as if a party hereto.

         6. Specific Performance. Each party hereto severally acknowledges that it will be impossible to measure in money the damage to the other party if a party hereto fails to comply with any of the obligations imposed by this Agreement and that, in the event of any such failure, the other party will not have an adequate remedy at law or damages. Accordingly, each party hereto severally agrees that injunctive relief or other equitable remedy, in addition to remedies at law or damages, is the appropriate remedy for any such failure and will not oppose the granting of such relief on the basis that the other party has an adequate remedy at law. Each party hereto severally agrees that it will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with any other party's seeking or obtaining such equitable relief.

         7. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall not be assignable without the written consent of all other parties hereto.

         8. Entire Agreement. This Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof, and this Agreement supersedes all prior agreements, written or oral, between the parties hereto with respect to the subject matter hereof. This Agreement may not be amended, supplemented or modified, and no provisions hereof may be modified or waived, except by an instrument in writing signed by all the parties hereto. No waiver of any provisions hereof by any party shall be deemed a waiver of any other provisions hereof by any such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

         9. Shareholder Capacity. The execution of this Agreement by Shareholder shall be solely in the Shareholder's capacity as the beneficial owner of the Shares held by Shareholder, and Shareholder makes no agreement or understanding herein in the Shareholder's capacity, if any, as a director, officer or employee of the Company or any of its subsidiaries.

         10. Preparation of S-4 and Proxy Statement/Prospectus. Following the consummation of the Merger, Parent, with the assistance of the Company shall, as soon as practicable, prepare and Parent shall file with the SEC a post-effective amendment to the Form S-4 (the "Post-Effective Amendment") for the offer and sale of the Parent Common Stock received by Shareholder in the Merger pursuant to the Merger in order to permit Shareholder to freely sell such shares of Parent Common Stock for at least a one-year period following the Merger. Parent shall use commercially reasonable efforts to have the Post-Effective Amendment declared effective under the Securities Act of 1933 (the "Securities Act") as promptly as practicable after such filing. Parent shall also take any action required to be taken under any applicable state securities laws in connection with the issuance of Parent Common Stock in the Merger. Parent will advise Shareholder and the Company, promptly after it receives notice thereof, of the time when the Post-Effective Amendment has become effective or any supplement or amendment has been filed, the issuance of any stop order, the suspension of the qualification of the Parent Common Stock issuable in connection with the Merger for offering or sale in any jurisdiction, or any request by the SEC for amendment of the Post-Effective Amendment or comments thereon and responses thereto or requests by the SEC for additional information. In the event that such Post-Effective Amendment may not be used for the foregoing purposes, Parent shall promptly following the Merger prepare, file and use commercially reasonable efforts to cause to be declared effective by the SEC a registration statement on Form S-3 (the "Form S-3") to permit Shareholder, for a one-year period following the Merger to offer and sell shares of Parent Common Stock received in the Merger. Subject to Section 11.8, all costs, expenses, filing fees associated with the preparation, filing and maintaining of the Post-Effective Amendment or the Form S-3 shall be borne by Parent, including the costs and expenses (including reasonable counsel fees) incurred by Shareholder in connection with its review of and participation in connection with the Post-Effective Amendment or the Form S-3.

         11. Miscellaneous.

              11.1 This Agreement shall be deemed a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of Delaware without regard to its conflicts of law provisions.

              11.2 If any provision of this Agreement or the application of such provision to any Person or circumstances shall be held invalid by a court of competent jurisdiction, the remainder of the provision held invalid and the application of such provision to Persons or circumstances, other than the party as to which it is held invalid, shall not be affected.

              11.3 This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument. Facsimile signatures shall be valid and binding as original manual signatures.

              11.4 This Agreement shall terminate upon the earliest to occur of (i) the consummation of the Merger or (ii) termination of the Merger Agreement (the "Termination Time"); provided, however, that Section 10 shall survive the consummation of the Merger. Upon such termination, no party shall have any further obligations or liabilities hereunder.

              11.5 All Section headings herein are for convenience of reference only and are not part of this Agreement, and no construction or reference shall be derived therefrom.

              11.6 From time to time and without additional consideration, the Shareholder will execute and deliver, or cause to be executed and delivered, such additional or further transfers, assignments, endorsements, proxies, consents and other instruments, and perform such further acts, as Parent may reasonably request for the purpose of effectively carrying out and furthering the intent of this Agreement.

              11.7 No waiver by any party hereto of any condition or of any breach of any provision of this Agreement will be effective unless such waiver is set forth in a writing signed by such party, which writing must refer hereto. No waiver by any party of such condition or breach, in any one instance, will be deemed to be a further or continuing waiver of any such condition or breach or a waiver of any other condition or breach of any other provision contained herein.

              11.8 Parent agrees that if the Merger is consummated, it shall pay all fees, costs and expenses (including reasonable attorney fees) up to an aggregate of $25,000 that are incurred by Shareholder and the other shareholders of the Company that are entering into similar voting agreements with Parent in connection with the preparation of this Agreement and the transactions contemplated hereby (including pursuant to Section 10).

              11.9 The obligations of the Shareholder set forth in this Agreement shall not be effective or binding upon the Shareholder until after such time as the Merger Agreement is executed and delivered by Parent, Acquisition Sub and the Company. The parties agree that there is not and has not been any other agreement, arrangement or understanding between the parties hereto with respect to the matters set forth herein.


                 [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

                                            Precision Castparts Corp.


                                               /s/ William D. Larsson
                                            By:_________________________________
                                                 Name:  William D. Larsson
                                                 Title: Senior Vice President
                                                        and Chief Financial
                                                        Officer

                                            RIT Capital Partners plc


                                               /s/ D.N. Wood
                                            By:_________________________________
                                                 Name:  D.N. Wood
                                                 Title: Alternate Director


                                            Address:  RIT Capital Partners plc
                                                      27 St. James's Place
                                                      London, England SW1A 1NR
                                            Telecopy: 011-44-207-493-6815


                                            Number of Shares of Common Stock
                                            owned by the Shareholder as of the
                                            date of this Agreement: 264,622


                                            By:  /s/ D.N. Wood
                                                 ___________________
                                            Name:  D.N. Wood
                                            Title: Alternate Director

                                                                  Exhibit 23


                               VOTING AGREEMENT

         THIS VOTING AGREEMENT (this "Agreement"), dated as of August 16, 2003, is made by and between the undersigned, a shareholder (the "Shareholder") of SPS Technologies, Inc., a Pennsylvania corporation (the "Company"), and Precision Castparts Corp., an Oregon corporation ("Parent"). Capitalized terms used in this Agreement but not otherwise defined have the same meanings ascribed to such terms in the Merger Agreement (as defined below).

                                   RECITALS

         WHEREAS, contemporaneously with the execution and delivery of this Agreement, Star Acquisition, LLC, a wholly owned Pennsylvania subsidiary of Parent ("Acquisition Sub"), and the Company are entering into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), pursuant to which the Company will merge with and into Acquisition Sub (the "Merger"), upon the terms and conditions set forth therein; and

         WHEREAS the Shareholder desires that the Merger occur and that the Shareholder receive, at the Shareholder's election in accordance with the Merger Agreement, the Shareholder's portion of the Merger Consideration;

         NOW, THEREFORE, for good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

         1. Representations of Shareholder.

              1.1 The Shareholder represents and warrants that, as of the date of this Agreement, the Shareholder is the beneficial holder of the number of shares of the capital stock of the Company set forth on the signature page to this Agreement ("Shares") free and clear of all Liens (other than Liens under applicable Law) which would adversely affect the ability of the Shareholder to comply with the terms of this Agreement.

              1.2 The Shareholder represents and warrants that the Shareholder does not own beneficially (as such term is defined in the Exchange Act) or of record (a) any shares of the capital stock of the Company, other than the Shares or (b) any rights to acquire any shares of the capital stock of the Company, other than options held by the Shareholder or its affiliates and the Shares issuable on exercise of such outstanding options.

              1.3 The Shareholder represents and warrants that the Shareholder has full power and authority to make, enter into and carry out the terms of this Agreement. This Agreement has been duly executed and delivered by the Shareholder and assuming the due authorization, execution and delivery by Parent, constitutes a legal, valid and binding obligation of the Shareholder, enforceable against the Shareholder in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief and other equitable remedies.

              1.4 The Shareholder represents and warrants that the execution and delivery of this Agreement by the Shareholder do not, and the performance of this Agreement by the Shareholder will not: (a) conflict with or violate any order applicable to the Shareholder or by which the Shareholder or any of the Shareholder's properties or Shares is bound or affected; (b) result in any material breach of or constitute a default (with notice or lapse of time, or both) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any Lien applicable to any of the Shares pursuant to any written, oral or other agreement, contract or legally binding commitment to which the Shareholder is a party or by which the Shareholder or any of the Shareholder's properties (including but not limited to the Shares) is bound or affected; or (c) require any written, oral or other agreement, contract or legally binding commitment of any third party except, in each case, a violation, conflict, breach, default or commitment which would not be reasonably likely to have a material adverse effect on such Shareholder's ability to consummate the transactions contemplated by this Agreement.

              1.5 The Shareholder represents and warrants that the representations and warranties contained in this Agreement are accurate in all respects as of the date of this Agreement, will be accurate in all respects at all times through Termination Time (as defined in Section 11.4 hereof) and will be accurate in all respects as of the date of the consummation of the Merger as if made on that date.

         2. Agreement to Vote Shares; Proxy; Waiver.

              2.1 Voting. The Shareholder agrees that, prior to the Termination Time, at any meeting of the shareholders of the Company, however called, and in any action taken by written consent of shareholders of the Company without a meeting, the Shareholder shall vote the Shareholder's Shares and any shares of the capital stock of the Company acquired after the date of this Agreement and prior to the applicable record date ("New Shares"), and shall cause any holder of record of the Shareholder's Shares or New Shares to vote (a) to approve the Merger and to approve and adopt the Merger Agreement,
(b) to approve any action required in furtherance of the Merger, and (c) against any action or agreement that would result in a breach of any representation, warranty, covenant or obligation of the Company in the Merger Agreement or that would preclude fulfillment of a condition under the Merger Agreement to the Company's, Parent's or Acquisition Sub's respective obligations to consummate the Merger.

              2.2 Proxy. [Intentionally deleted]


              2.3 Waiver.

                   (a) The Shareholder hereby agrees not to exercise any rights of appraisal and any dissenters' rights that the Shareholder may have (whether under applicable law or otherwise) with respect to the Shares and any shares of Parent Common Stock receivable upon conversion of any Shares in connection with the Merger.

                   (b) The Shareholder hereby waives any rights of first refusal, preemptive rights, rights of redemption or repurchase, rights to notice and similar rights of the Shareholder under any agreement, arrangement or understanding applicable to the Shares or New Shares (other than any Shareholder rights plan or other rights offered pro rata to all Shareholders of the Company), in each case as the same may apply to the execution and delivery of the Merger Agreement and the consummation of the Merger and the other transactions and acts contemplated by the Merger Agreement. Effective immediately prior to the Effective Time, the Shareholder hereby agrees and consents to the termination of any such rights and agreements. The Shareholder agrees to take such actions, and execute and deliver such agreements and documents, as may reasonably be requested by Parent in order to effect, confirm or evidence the foregoing waivers and termination.

         3. No Voting Trusts. The Shareholder agrees that, prior to the Termination Time, it will not, and it will use reasonable best efforts to not permit any Person under the Shareholder's control to, deposit any of the Shareholder's Shares in a voting trust or subject any of the Shareholder's Shares to any arrangement with respect to the voting of such Shares other than agreements entered into with Parent.

         4. No Proxy Solicitations. The Shareholder agrees that the Shareholder will not, nor will the Shareholder permit any Person under the Shareholder's control to, (a) solicit proxies or become a "participant" in a "solicitation" (as such terms are defined in Regulation 14A under the Exchange
Act) in opposition to or competition with the consummation of the Merger, (b) subject to Section 9 hereof, directly or indirectly solicit, encourage, initiate or otherwise facilitate any inquiries or the making of any proposal or offer with respect to an Acquisition Proposal or engage in any negotiation concerning, or provide any confidential information or data to, or have any discussions with any Person relating to, an Acquisition Proposal, or (c) become a member of a "group" (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of the Company for the purpose of opposing or competing with the consummation of the Merger.

         5. Transfer and Encumbrance. Except for gifts given without consideration where the recipient executes a voting agreement in form and substance similar to this Agreement, the Shareholder agrees that, prior to the Termination Time, the Shareholder will not, directly or indirectly (a) transfer, sell, offer, contract or agree to sell, pledge or otherwise dispose of or encumber any of the Shares or any New Shares or (b) announce any transfer, sale, offer, contract of sale or other disposition of, any of the Shares or any New Shares, to any Person other than (A) pursuant to the Merger, or (B) with prior written consent, which consent will not unreasonably withheld (provided that the exercise of Company options shall not be subject to the terms of this Section 4), unless the person or entity to whom Shares or New Shares have been sold, transferred or disposed agrees to be bound by this Agreement as if a party hereto.

         6. Specific Performance. Each party hereto severally acknowledges that it will be impossible to measure in money the damage to the other party if a party hereto fails to comply with any of the obligations imposed by this Agreement and that, in the event of any such failure, the other party will not have an adequate remedy at law or damages. Accordingly, each party hereto severally agrees that injunctive relief or other equitable remedy, in addition to remedies at law or damages, is the appropriate remedy for any such failure and will not oppose the granting of such relief on the basis that the other party has an adequate remedy at law. Each party hereto severally agrees that it will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with any other party's seeking or obtaining such equitable relief.

         7. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall not be assignable without the written consent of all other parties hereto.

         8. Entire Agreement. This Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof, and this Agreement supersedes all prior agreements, written or oral, between the parties hereto with respect to the subject matter hereof. This Agreement may not be amended, supplemented or modified, and no provisions hereof may be modified or waived, except by an instrument in writing signed by all the parties hereto. No waiver of any provisions hereof by any party shall be deemed a waiver of any other provisions hereof by any such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

         9. Shareholder Capacity. The execution of this Agreement by Shareholder shall be solely in the Shareholder's capacity as the beneficial owner of the Shares held by Shareholder, and Shareholder makes no agreement or understanding herein in the Shareholder's capacity, if any, as a director, officer or employee of the Company or any of its subsidiaries.

         10. Preparation of S-4 and Proxy Statement/Prospectus. Following the consummation of the Merger, Parent, with the assistance of the Company shall, as soon as practicable, prepare and Parent shall file with the SEC a post-effective amendment to the Form S-4 (the "Post-Effective Amendment") for the offer and sale of the Parent Common Stock received by Shareholder in the Merger pursuant to the Merger in order to permit Shareholder to freely sell such shares of Parent Common Stock for at least a one-year period following the Merger. Parent shall use commercially reasonable efforts to have the Post-Effective Amendment declared effective under the Securities Act of 1933 (the "Securities Act") as promptly as practicable after such filing. Parent shall also take any action required to be taken under any applicable state securities laws in connection with the issuance of Parent Common Stock in the Merger. Parent will advise Shareholder and the Company, promptly after it receives notice thereof, of the time when the Post-Effective Amendment has become effective or any supplement or amendment has been filed, the issuance of any stop order, the suspension of the qualification of the Parent Common Stock issuable in connection with the Merger for offering or sale in any jurisdiction, or any request by the SEC for amendment of the Post-Effective Amendment or comments thereon and responses thereto or requests by the SEC for additional information. In the event that such Post-Effective Amendment may not be used for the foregoing purposes, Parent shall promptly following the Merger prepare, file and use commercially reasonable efforts to cause to be declared effective by the SEC a registration statement on Form S-3 (the "Form S-3") to permit Shareholder, for a one-year period following the Merger to offer and sell shares of Parent Common Stock received in the Merger. Subject to Section 11.8, all costs, expenses, filing fees associated with the preparation, filing and maintaining of the Post-Effective Amendment or the Form S-3 shall be borne by Parent, including the costs and expenses (including reasonable counsel fees) incurred by Shareholder in connection with its review of and participation in connection with the Post-Effective Amendment or the Form S-3.

         11. Miscellaneous.

              11.1 This Agreement shall be deemed a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of Delaware without regard to its conflicts of law provisions.

              11.2 If any provision of this Agreement or the application of such provision to any Person or circumstances shall be held invalid by a court of competent jurisdiction, the remainder of the provision held invalid and the application of such provision to Persons or circumstances, other than the party as to which it is held invalid, shall not be affected.

              11.3 This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument. Facsimile signatures shall be valid and binding as original manual signatures.

              11.4 This Agreement shall terminate upon the earliest to occur of (i) the consummation of the Merger or (ii) termination of the Merger Agreement (the "Termination Time"); provided, however, that Section 10 shall survive the consummation of the Merger. Upon such termination, no party shall have any further obligations or liabilities hereunder.

              11.5 All Section headings herein are for convenience of reference only and are not part of this Agreement, and no construction or reference shall be derived therefrom.

              11.6 From time to time and without additional consideration, the Shareholder will execute and deliver, or cause to be executed and delivered, such additional or further transfers, assignments, endorsements, proxies, consents and other instruments, and perform such further acts, as Parent may reasonably request for the purpose of effectively carrying out and furthering the intent of this Agreement.

              11.7 No waiver by any party hereto of any condition or of any breach of any provision of this Agreement will be effective unless such waiver is set forth in a writing signed by such party, which writing must refer hereto. No waiver by any party of such condition or breach, in any one instance, will be deemed to be a further or continuing waiver of any such condition or breach or a waiver of any other condition or breach of any other provision contained herein.

              11.8 Parent agrees that if the Merger is consummated, it shall pay all fees, costs and expenses (including reasonable attorney fees) up to an aggregate of $25,000 that are incurred by Shareholder and the other shareholders of the Company that are entering into similar voting agreements with Parent in connection with the preparation of this Agreement and the transactions contemplated hereby (including pursuant to Section 10).

              11.9 The obligations of the Shareholder set forth in this Agreement shall not be effective or binding upon the Shareholder until after such time as the Merger Agreement is executed and delivered by Parent, Acquisition Sub and the Company. The parties agree that there is not and has not been any other agreement, arrangement or understanding between the parties hereto with respect to the matters set forth herein.


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

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

                                          Precision Castparts Corp.


                                          By: /s/ William D. Larsson
                                              --------------------------------
                                               Name:  William D. Larsson
                                               Title: Senior Vice President and
                                                      Chief Financial Officer

                                          Putnam L. Crafts, Jr.


                                          By: /s/ Putnam L. Crafts, Jr.
                                              --------------------------------
                                          Address:  130 Stevens Lane
                                                    Far Hills, NJ 07931
                                          Telecopy: (908) 234-1483


                                          Number of Shares of Common Stock
                                          owned by the Shareholder as of the
                                          date of this Agreement: 200,000


                                          By: /s/ Putnam L. Crafts, Jr.
                                              --------------------------------